Earnings Per Share	9 Months Ended
Sep. 30, 2018
Earnings Per Share [Abstract]
Earnings Per Share

8. Earnings Per Share

Basic loss per common share is calculated by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share is calculated by dividing net loss by the weighted average common stock outstanding plus stock equivalents that would arise from the assumed exercise of stock options, the conversion of warrants, and the delivery of stock underlying restricted stock units using the treasury stock method. There is no difference, for any of the periods presented, in the amount of net loss used in the computation of basic and diluted loss per share.

The Company had stock options and warrants outstanding of 1,535,771 as of September 30, 2018 and 1,903,467 as of September 30, 2017 that were not included in the computation of diluted loss per share because they were not assumed to be exercised under the treasury stock method or because they were anti-dilutive. All restricted stock units were anti-dilutive for the three and nine months ended September 30, 2018 and 2017. Since the Company was in a net loss position for the three and nine months ended September 30, 2018 and 2017, there is no difference between basic and dilutive weighted average common stock outstanding.